UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
April 10, 2006
THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-110616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4171 Essen Lane, Baton Rouge, Louisiana 70809
(Address of principal executive offices and zip code)
(225) 932-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Disclosure of Results of Operations and Financial Condition.
On April 10, 2006, The Shaw Group Inc. (“Shaw” or the “Registrant”) issued a press release announcing its financial results for its second quarter fiscal 2006 ended February 28, 2006. A copy of this press release is attached hereto as Exhibit 99.1.
The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is furnished as an Exhibit to this Current Report on Form 8-K.
99.1 Press Release dated April 10, 2006 — The Shaw Group Announces Financial Results for Second Quarter Fiscal 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC.
(Registrant)

Date:	April 10, 2006	By:	/s/ Robert L. Belk

Robert L. Belk, Executive Vice President and Chief Financial Officer

THE SHAW GROUP INC.
EXHIBIT INDEX
Form 8-K
April 10, 2006

Exhibit Number	Description
99.1	The Shaw Group Announces Financial Results for Second Quarter Fiscal 2006